                                                                       EXHIBIT 2


      Independent Accountant's Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Lyonnais, New York Branch
   (Series 1992-E, 1993-H, Series 1997-T and 1997-U)

Credit Suisse, New York Branch
   (Series 1993-F, 1994-K, 1994-L,
   1995-O and 1995-P)

The Industrial Bank of Japan, Limited,
   Chicago Branch (Series 1994-I, 1994-J, 1995-M and 1995-N)

Alpine Securitization Corporation
   (Series 1995-0 and 1995-P)

The Fuji Bank, Limited, Chicago Branch
   (Series 1996-Q)

Union Bank of Switzerland, New York Branch
   (Series 1996-R and 1996-S)

FCC National Bank,
   Seller and Servicer

Norwest Bank Minnesota, National
   Association, Trustee on behalf
   of the Certificateholders of
   the First Chicago Master Trust II


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Lyonnais, New York Branch; The Industrial Bank of Japan, Limited, Chicago Branch; Alpine Securitization Corporation; The Fuji Bank, Limited, Chicago Branch; Union Bank of Switzerland, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association, (collectively, the "Specified Users") pursuant to Section 3.06(a) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer"), and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II. In connection therewith, we have performed the following agreed-upon procedures enumerated below with respect to the servicing procedures employed by the Servicer relating to Sections 3.01, 3.04, 3.05, 3.09, 12.01 and Article IV of the Agreement and any Supplement, as amended to the date hereof. We have read the definitions of terms relating thereto and such other provisions of the Agreement as we deemed necessary for purposes of this report. All terms herein are used with the meaning as defined in the Agreement.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     (a) We compared payment amounts on cardholder remittances to the amounts posted to the cardholder master files, for a sample of payments, including payments on the Accounts, noting that payments were properly applied to cardholder accounts.

     (b) We noted that the Servicer transferred card collections from Finance Charge Receivables (including Interchange as applicable) to the Trust on all applicable dates through review of the statements from the Trustee.

     (c) We received representation from the Servicer that separate servicing procedures for servicing the securitized receivables were not employed through the end of the December 1997 Due Period.

     (d) We confirmed with the fidelity bond insurer that First Chicago NBD Corporation ("the Corporation"), the parent corporation of the Servicer, maintains fidelity bond coverage which insures against losses through wrongdoing of its officers and employees who are involved in the servicing of credit card receivables.

     (e) We computed the base rates for each Series for every applicable month in 1997 for 1992-E, 1993-F, 1993-H, 1994-I, 1994-J, 1994-K, 1994-L,
         1995-M, 1995-N, 1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and
         1997-U (for the months each respective series was outstanding during 1997) and recomputed the monthly portfolio yield, noting that each month's portfolio yield was above the applicable base rate.

     (f) We received representation from the Servicer that the Servicer maintained its computer files with respect to the pool of accounts in the manner set forth in Section 3.04(a) of the Agreement.

     (g) We reviewed all Certificates prepared by a Servicing Officer and forwarded to the Trustee, noted that they were comparable in form to Exhibit D of the Agreement and Exhibit B of the 1992-E, 1993-F, 1993-H, 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N, 1995-O, 1995-P, 1996-Q,
         1996-R, 1996-S, 1997-T, and 1997-U Supplements to the Agreement and noted, through confirmation with the Trustee, that the Trustee had received such Certificates on each Determination Date preceding each Payment Date.

     (h) We received representation from the Servicer that the Trustee will receive an Officer's Certificate by March 31, 1998, in the form of Exhibit E of the Agreement, as required under Section 3.05 of the Agreement.

     (i) We reviewed each month's Certificateholder's Monthly Certificate Statement, noting that the amount of the First Chicago Interest in the Trust was increased or reduced by the total amount of all adjustments made by the Servicer, as described in Section 3.09 of the Agreement.

     (j) We confirmed with the Trustee for the segregated trust accounts, for each Series, maintained at The First National Bank of Chicago in the name of Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders, and we noted the accounts bore a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     (k) On a sample basis, we compared the amount indicated as "Cash Payable to the Trustee" on schedules prepared by the Servicer to the corresponding amount deposited to the segregated trust account, shown on statements supplied by the Trustee, and noted agreement.

     (l) We confirmed with Standard and Poor's, Moody's and Fitch IBCA rating agencies that the short-term deposit ratings of the Servicer were not below A-1, P1, and F-1 respectively, as of December 31, 1997, and as of the date of this report.

     (m) We noted, through review of statements provided by the Servicer, that as of the end of the December 1997 Due Period, no Series was in controlled amortization, except for Series 1992-E and 1993-F.

     (n) On a sample basis, we determined through review of applicable monthly Certificateholder records that the Paying Agent distributed an amount equal to one twelfth of each Certificate's Rate to the Series' Certificateholders.

     (o) We recomputed from schedules provided by the Servicer, the amount of Collections allocated to Receivables for the Certificateholders for each applicable Due Period. We compared the recomputed amounts to the corresponding amounts on the monthly Certificateholder's Payment Date Statements and noted agreement.

     (p) We noted, through a review of the Servicer's accounting records, that the Monthly Servicing Fee (including the Interchange Monthly Servicing Fee where applicable) was appropriately paid by the Trustee to the Servicer.

     (q) We noted, through review of statements supplied by the Trustee and amounts listed on the Servicer's Monthly Certificateholder Worksheets, that Certificate Interest and Monthly Servicing Fees were appropriately applied with respect to each Series from collections of Finance Charge Receivables. We noted through review of statements supplied by the Trustee and amounts listed on the Certificateholders' Payment Date Statements that Investor Default Amounts were appropriately applied with respect to each Series from collections of Finance Charge Receivables.

     (r) For Series 1992-E, 1993-F, 1993-H, 1994-I, 1994-J, 1994-K and 1994-L,
         we confirmed with the issuing bank the total cash collateral amount including the total unpaid loan balance as of January 14, 1998. The total cash collateral amount was also noted based on review of each Monthly Certificateholder's Payment Date Statement. For Series 1995-M, 1995-N, 1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U, we
         confirmed with The First National Bank of Chicago the Spread Account amount, which was also noted based on review of Statements provided by the Servicer.

     (s) With the exception of Series 1992-E and 1993-F, which are in controlled amortization, we have been informed by management of the Servicer that no principal payments were required to be paid at the end of the December 1997 Due Period for any Series pursuant to the provisions in
         Article IV of the Supplements to the Agreement.

     (t) We have been informed by management of the Servicer that Section 12.01 of the Agreement was inapplicable through the end of the December 1997 Due Period.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Certificateholder's Payment Date Statements or on the Monthly Servicer's Certificates or any of the elements referred to therein or above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is solely for the information of the addressees in connection with
Section 3.06(a) of the Agreement and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                         Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------

Moody's Investors Service, Inc.

Fitch IBCA, Inc.

Standard and Poor's Corporation

Credit Lyonnais
 New York Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders

Re:  First Chicago Master Trust II, Series 1992-E

This report is written for Moody's Investors Service, Inc.; Fitch IBCA, Inc.; Standard and Poor's Corporation; Credit Lyonnais, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $1,000,000,000 of 6.25% Asset Backed Certificates Series 1992-E ("Series 1992-E"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1992-E, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest and noted agreement;

        (xii) compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1992-E, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1992, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

         (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

        (vi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

       (vii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

      (viii) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (ix) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (x) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xi) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1992-E Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

        (xii) recomputed the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xiii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

        (xiv) recomputed the amount of the Monthly Servicing Fee payable by the Trust to the Servicer for the applicable Distribution Date and noted agreement;

        (xv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xvi) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xvii) recomputed the Available Cash Collateral Amount as computed in item (xvi) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

     (xviii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

       (xix) have been informed by management of the Servicer that as of the February 1997 Due Period, Series 1992-E was in controlled amortization. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1992-E Certificateholders during its amortization period;

       (xx) have been informed by management of the Servicer that Series 1992-E was not in deficit controlled amortization or rapid amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

   3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed

       $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                              Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Suisse
 New York Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders

Re:  First Chicago Master Trust II, Series 1993-F

This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Suisse, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $700,000,000 of Floating Rate Asset Backed Certificates Series 1993-F ("Series 1993-F"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1993-F, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

        (xii) compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1993-F, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1993, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

         (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

        (vi) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the

              December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

       (vii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

      (viii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (x) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xi) compared the Pre-Allocated Invested Amount for the Due Period with respect to the Current Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

       (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

      (xiii) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1993-F Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

        (xiv) recomputed the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such

              Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

      (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

        (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

       (xxi) have been informed by management of the Servicer that Series 1993-F was not in deficit controlled amortization or rapid amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

    3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.


                                                      Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Lyonnais
   New York Branch

FCC National Bank,
   Seller and Servicer

Norwest Bank Minnesota, National
   Association, Trustee on behalf
   of the Certificateholders


Re:  First Chicago Master Trust II, Series 1993-H


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Lyonnais, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $700,000,000 of Floating
Rate Credit Card Certificates Series 1993-H ("Series 1993-H"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997 with respect to Series 1993-H, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

           (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

          (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

         (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

        (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

          (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

         (xii)  compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

        (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

         (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

          (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

         (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997 with respect to Series 1993-H, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1993, we:

           (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

          (ii)  recomputed the amount of the distribution set forth in paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

         (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

          (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

           (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

          (vi) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

         (vii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (viii) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

           (x) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xi) compared the Pre-Allocated Invested Amount for the Due Period with respect to the Current Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xiii) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1993-H Certificates (the

                "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

         (xiv) recomputed the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

          (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

         (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

        (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

         (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

          (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

         (xxi) have been informed by management of the Servicer that Series 1993-H was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's

        Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

The Industrial Bank of Japan, Limited
   Chicago Branch

FCC National Bank,
   Seller and Servicer

Norwest Bank Minnesota, National
   Association, Trustee on behalf
   of the Certificateholders


Re:  First Chicago Master Trust II, Series 1994-J


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; The Industrial Bank of Japan, Limited, Chicago Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $500,000,000 of Floating Rate Asset Backed Certificates Series 1994-J ("Series 1994-J"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1994-J, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

       (xii)  compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1994-J, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated May 1, 1994, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in Paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

         (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

        (vi) noted, based on amounts on schedules prepared by the Servicer, that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-
              N, 1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates and as such, the Excess Finance Charges allocated in respect of the Series 1994-J Certificates was zero;

       (vii) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

      (viii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (ix) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xi) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

      (xiii) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1994-J Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

       (xiv) recomputed the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

      (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

        (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

        (xxi) have been informed by management of the Servicer that Series 1994-J was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization
              Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                             Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Suisse
New York Branch

FCC National Bank,
Seller and Servicer

Norwest Bank Minnesota, National
Association, Trustee on behalf
of the Certificateholders


Re:  First Chicago Master Trust II, Series 1994-K


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Suisse, New York Branch; FCC
National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $500,000,000 of Floating Rate Credit Card Certificates Series 1994-K ("Series 1994-K"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1994-K, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

           (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

          (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

         (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

        (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

          (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

        (xii) compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1994-K, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1994, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

         (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

        (vi) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1994-K Certificates was zero;

       (vii) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I liquidated as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

      (viii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (ix) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xi) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xiii) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due

              Period with respect to the applicable Distribution Date allocable to the Series 1994-K Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

       (xiv) recomputed the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the amounts of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

      (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

        (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

       (xxi) have been informed by management of the Servicer that Series 1994-K was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                     Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Suisse
 New York Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders


Re:  First Chicago Master Trust II, Series 1994-L


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Suisse, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $500,000,000 of 7.15% Credit Card Certificates Series 1994-L ("Series 1994-L"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement.
All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1994-L, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest based upon 30 days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

        (xii) compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

        (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1994-L, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated August 1, 1994, we:

         (i) recomputed the total amount of the distribution to the Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates and noted agreement;

         (v) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Certificates, per $1,000 interest, and noted agreement;

        (vi) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K,

              1994-L, 1995-M, 1995-N, 1995-O, 1995-P, 1996-Q, 1996-R, 1996-S,
              1997-T, and 1997-U (for the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1994-L Certificates was zero;

       (vii) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

      (viii) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (ix) compared the amount of Principal Receivables in the Trust represented by the Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xi) recomputed the Invested Percentage with respect to Principal Receivables for the Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xiii) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1994-L Certificates (the

              "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

       (xiv) recomputed the amount of the Investor Charge-Offs per $1,000 interest after reimbursement of any such Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the amount of the Monthly Servicing Fee payable from Available Funds payable by the Trust and the Interchange Monthly Service Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

      (xvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xviii) compared the amount available to be withdrawn from the Cash Collateral Account (the "Available Cash Collateral Amount") as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made in respect of the preceding Due Period to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xix) recomputed the Available Cash Collateral Amount as computed in item (xviii) above as a percentage of the Invested Amount of the Certificates as of the applicable Due Period and noted agreement;

        (xx) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

       (xxi) have been informed by management of the Servicer that Series 1994-L was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's

        Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                             Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

The Industrial Bank of Japan, Limited
 Chicago Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders

Re:  First Chicago Master Trust II, Series 1995-M

This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; The Industrial Bank of Japan, Limited Chicago Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-M ("Series 1995-M"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1995-M, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

          (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

         (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

        (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

       (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

         (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

        (xii)  compared the aggregate amount payable to Investor
               Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

       (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

        (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

         (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

        (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1995-M, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated April 1, 1995, we:

          (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

         (ii)  recomputed the amount of the distribution set forth in paragraph
               A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

        (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

         (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-M Certificates and noted agreement;

          (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

         (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

        (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

       (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

         (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1995-L, 1995-M,
               1995-N, 1995-O ,1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and
               1997-U (for the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-M Certificates was zero;

          (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

         (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

         (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-M Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiii) compared the amount of the Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

        (xiv)  recomputed the Invested Percentage with respect to Finance
               Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-M Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-M Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xvi) recomputed the Class A Floating Percentage and the Class A Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xix) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-M Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

         (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

        (xxi) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

      (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

       (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

        (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution
               Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxvii) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

     (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

       (xxix) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

        (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

       (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

      (xxxii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

     (xxxiii) have been informed by management of the Servicer that Series 1995-M was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
       -----------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

The Industrial Bank of Japan, Limited
   Chicago Branch

FCC National Bank,
   Seller and Servicer

Norwest Bank Minnesota, National
   Association, Trustee on behalf
   of the Certificateholders


Re:  First Chicago Master Trust II, Series 1995-N


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; The Industrial Bank of Japan, Limited Chicago Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-N ("Series 1995-N"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1995-N, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

           (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

           (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

          (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

         (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

        (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

           (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

          (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

         (xii)  compared the aggregate amount payable to Investor
                Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

        (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

         (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

          (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

         (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1995-N, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated April 1, 1995, we:

           (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

          (ii)  recomputed the amount of the distribution set forth in paragraph
                A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

         (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

          (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-N Certificates and noted agreement;

         (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

        (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

       (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

      (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

        (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-N Certificates was zero;

         (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

        (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-N Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

      (xiii) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-N Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-N Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

     (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xix) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-N Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

        (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

       (xxi) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A

              Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

     (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

       (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xxvii) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

    (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxix) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

       (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

      (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

     (xxxii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

    (xxxiii) have been informed by management of the Servicer that Series 1995-N was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you.

This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                   Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Suisse
 New York Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders

Alpine Securitization Corporation


Re:  First Chicago Master Trust II, Series 1995-O


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Suisse, New York Branch; FCC National Bank; Norwest Bank Minnesota; and Alpine Securitization Corporation (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-O ("Series 1995-O"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1995-O, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

          (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

          (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

         (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

        (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

       (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;


         (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

          (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

         (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

        (xii)  compared the aggregate amount payable to Investor
               Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

       (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

        (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

         (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

        (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1995-O, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1995, we:

         (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

         (ii)  recomputed the amount of the distribution set forth in paragraph
               A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

        (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

         (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-O Certificates and noted agreement;

          (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

         (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

        (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

       (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

         (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1995-L, 1995-M,
               1995-N, 1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and
               1997-U (for the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-O Certificates was zero;

          (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

         (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

         (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-O Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiii) compared the amount of the Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

        (xiv)  recomputed the Invested Percentage with respect to Finance
               Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-O Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

         (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-O Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xvi) recomputed the Class A Floating Percentage and the Class A Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

        (xix) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-O Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

         (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

         (xxi) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A

               Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

      (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

       (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

        (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

       (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution
               Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxvii) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates after giving effect to all reductions thereof on the applicable Class A Distribution Date and noted agreement;

     (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

       (xxix) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

        (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

       (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

      (xxxii) recomputed the Pool Factor as defined by Paragraph C. of the Certificateholder's Payment Date Statement and noted agreement; and

     (xxxiii) have been informed by management of the Servicer that Series 1995-O was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                 Arthur Andersen LLP
Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Suisse
 New York Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders

Alpine Securitization Corporation


Re:  First Chicago Master Trust II, Series 1995-P


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Suisse, New York Branch; FCC National Bank; Norwest Bank Minnesota, National Association; and Alpine Securitization Corporation (collectively, the "Specified Users")

pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $571,428,572 of Floating Rate Credit Card Certificates Series 1995-P ("Series 1995-P"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1995-P, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

       (xii)  compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1995-P, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated June 1, 1995, we:

         (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1995-P Certificates and noted agreement;

         (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

        (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

       (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

      (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

        (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1995-P Certificates was zero;

         (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

        (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1995-P Certificates

              (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

      (xiii) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1995-P Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1995-P Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

     (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xix) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1995-P Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

        (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

       (xxi) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record

              Date with respect to the applicable Distribution Date and noted agreement;

     (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

       (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xxvii) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

    (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxix) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

       (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

      (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

     (xxxii) recomputed the Pool Factor as defined by Paragraph C of the Certificateholder's Payment Date Statement and noted agreement; and

    (xxxiii) have been informed by management of the Servicer that Series 1995-P was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                 Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

The Fuji Bank, Limited
   Chicago Branch

FCC National Bank,
   Seller and Servicer

Norwest Bank Minnesota, National
   Association, Trustee on behalf
   of the Certificateholders


Re:  First Chicago Master Trust II, Series 1996-Q


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; The Fuji Bank, Limited Chicago Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $1,028,571,429 of Floating Rate Asset Backed Certificates Series 1996-Q ("Series 1996-Q"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1996-Q, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

       (xii)  compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1996-Q, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated September 1, 1996, we:

         (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1996-Q Certificates and noted agreement;

         (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

        (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

       (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

      (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

        (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1996-Q Certificates was zero;

         (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

        (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

       (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1996-Q Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

      (xiii) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and

              Defaulted Receivables for the Series 1996-Q Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1996-Q Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

     (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xix) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1996-Q Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

        (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

       (xxi) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

     (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

       (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date

              (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xxvii) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

    (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxix) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

       (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

      (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

     (xxxii) recomputed the Pool Factor as defined by Paragraph C of the Certificateholder's Payment Date Statement and noted agreement; and

    (xxxiii) have been informed by management of the Servicer that Series 1996-Q was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                   Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Union Bank of Switzerland
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
  Association, Trustee on behalf
  of the Certificateholders


Re:  First Chicago Master Trust II, Series 1996-R


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Union Bank of Switzerland, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $457,142,858 of Floating Rate Asset Backed Certificates Series 1996-R ("Series 1996-R"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1996-R, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

       (xii)  compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1996-R, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated November 1, 1996, we:

         (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1996-R Certificates and noted agreement;

         (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

        (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

       (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

      (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

        (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1996-R Certificates was zero;

         (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

        (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

       (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1996-R Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

      (xiii) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable
              Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1996-R Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1996-R Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

     (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xix) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1996-R Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

        (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

       (xxi) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

     (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

       (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xxvii) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

    (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxix) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

       (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

      (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

     (xxxii) recomputed the Pool Factor as defined by Paragraph C of the Certificateholder's Payment Date Statement and noted agreement; and

    (xxxiii) have been informed by management of the Servicer that Series 1996-R was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                             Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------

Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Union Bank of Switzerland
  New York Branch

FCC National Bank,
  Seller and Servicer

Norwest Bank Minnesota, National
Association, Trustee on behalf
of the Certificateholders


Re:  First Chicago Master Trust II, Series 1996-S


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Union Bank of Switzerland, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $800,000,000 of Floating Rate Asset Backed Certificates Series 1996-S ("Series 1996-S"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of January through December, 1997, with respect to Series 1996-S, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement;

        (xi)  recomputed the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement;

        (xii) compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of January through December, 1997, with respect to Series 1996-S, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated November 1, 1996, we:

         (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1996-S Certificates and noted agreement;

         (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

        (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

       (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

      (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

        (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1996-S Certificates was zero;

         (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

        (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

        (xii) compared the amount of Principal Receivables in the Trust represented by the Series 1996-S Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiii) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xiv) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1996-S Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

        (xv) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1996-S Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xvi) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xvii) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

     (xviii) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xix) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1996-S Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

        (xx) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

       (xxi) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xxii) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

     (xxiii) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable

              Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxiv) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement;

       (xxv) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxvi) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

     (xxvii) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

    (xxviii) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxix) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

       (xxx) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

      (xxxi) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

     (xxxii) recomputed the Pool Factor as defined by Paragraph C of the Certificateholder's Payment Date Statement and noted agreement; and

    (xxxiii) have been informed by management of the Servicer that Series 1996-S was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period and, as such, the Deficit Controlled Amortization Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                    Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Lyonnais
   New York Branch

FCC National Bank,
   Seller and Servicer

Norwest Bank Minnesota, National
   Association, Trustee on behalf
   of the Certificateholders


Re:  First Chicago Master Trust II, Series 1997-T


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Lyonnais, New York Branch; FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $685,714,286.00 of Floating Rate Asset Backed Certificates Series 1997-T ("Series 1997-T"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------


     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of October through December 1997, with respect to Series 1997-T, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

       (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement; we also noted that Series 1997-T was issued on October 30, 1997, and the interest for the October 1997 Due Period was paid along with the interest from the November 1997 Due Period;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement; we also noted that Series 1997-T was issued on October 30, 1997, and this fee was computed based on a 1-day period for the October 1997 Due Period and paid along with the fee from the November 1997 Due Period;

        (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement; we also noted that Series 1997-T was issued on October 30, 1997, and this interest was computed based on an 18-day period for the October 1997 Due Period and was paid along with the interest from the November 1997 Due Period;

       (xii)  compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.

     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of October through December 1997, with respect to Series 1997-T, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated as of October 1, 1997, we:

         (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

       (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1997-T Certificates and noted agreement;

         (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

        (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

       (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

      (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

        (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1997-T Certificates was zero;

         (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

        (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the

              May 1997 and December 1997 Due
              Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

       (xii) recomputed the amount of Principal Receivables in the Trust represented by the Series 1997-T Certificates (the "Adjusted Invested Amount") by accumulating the total of the Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Adjusted Invested Amount") and the Collateral Invested Amount and noted agreement;

      (xiii) recomputed the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Adjusted Invested Amount") by subtracting the Principal Funding Account Balance from the Class A Invested Amount and noted agreement;

       (xiv) compared the amount of Principal Receivables in the Trust represented by the Series 1997-T Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xv) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xvi) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1997-T Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xvii) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1997-T Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

     (xviii) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xix) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xx) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xxi) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due

              Period with respect to the
              applicable Distribution Date allocable to the Series 1997-T Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

      (xxii) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

     (xxiii) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution and noted agreement;

      (xxiv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

       (xxv) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxvi) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement; we also noted that Series 1997-T was issued on October 30, 1997, and this fee was computed based on a 1-day period for the October 1997 Due Period;

     (xxvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

    (xxviii) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxix) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

      (xxx) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxxi) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

     (xxxii) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

    (xxxiii) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

     (xxxiv) recomputed the Pool Factor as defined by Paragraph C of the Certificateholder's Payment Date Statement and noted agreement;

      (xxxv) noted that Series 1997-T was not in the Accumulation Period, and as such, had not deposited any proceeds from the Principal Funding Account into the Collection Account;

     (xxxvi) noted that Series 1997-T was not in the Accumulation Period, and as such, there were no Excess Principal Funding Investment Proceeds;

    (xxxvii) noted that Series 1997-T was not in the Accumulation Period, and as such, the Principal Funding Account Balance was zero;

   (xxxviii)  have been informed by management of the Servicer that Series
              1997-T was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period, and as such, the Deficit Controlled Accumulation Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement;

     (xxxix) noted that Series 1997-T was not in the Accumulation or Rapid Amortization Period, and as such, there was no Reserve Draw Amount; and

        (xl) noted that Series 1997-T was not in the Accumulation or Rapid Amortization Period, and as such, the Reserve Account Balance was zero.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                            Arthur Andersen LLP

Chicago, Illinois
March 13, 1998

      Independent Accountants' Report on Applying Agreed-Upon Procedures
      ------------------------------------------------------------------


Moody's Investors Service, Inc.

Standard and Poor's Corporation

Fitch IBCA, Inc.

Credit Lyonnais
 New York Branch

FCC National Bank,
 Seller and Servicer

Norwest Bank Minnesota, National
 Association, Trustee on behalf
 of the Certificateholders


Re:  First Chicago Master Trust II, Series 1997-U


This report is written for Moody's Investors Service, Inc.; Standard and Poor's Corporation; Fitch IBCA, Inc.; Credit Lyonnais, New York Branch;
FCC National Bank; and Norwest Bank Minnesota, National Association (collectively, the "Specified Users") pursuant to Section 3.06(b) of the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented (the "Agreement") between FCC National Bank, Seller and Servicer (the "Servicer") and Norwest Bank Minnesota, National Association, Trustee on behalf of the Certificateholders of the First Chicago Master Trust II (the "Trust"), relating to the issuance by the Trust of $457,142,858.00 of Floating Rate Asset Backed Certificates Series 1997-U ("Series 1997-U"). In connection therewith, we have read Sections 3.04(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, the definitions of terms relating thereto, and such other provisions of the Agreement as we deemed necessary for the purposes of this report. All terms herein are used with the meaning as defined in the Agreement and Supplement. All amounts indicated as "recomputed" herein were based on information from the computer reports of the Servicer, generated from the cardholder accounting system, or information obtained from the Prospectus.

This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants (the "AICPA"). The sufficiency of these procedures is solely the responsibility of the Specified Users. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose which this report has been requested or for any other purpose.

In regard to the procedures enumerated below, we are independent certified public accountants with respect to the Servicer under rule 101 of the AICPA's Code of Professional Conduct and its interpretations under the rules and regulations of the Securities and Exchange Commission.

In the course of our work, we noted various differences attributable to rounding. In all cases, these individual differences were each less than $1.00. These were not considered exceptions.

Procedures and Findings:
------------------------

     1. With respect to the amounts shown on the Monthly Servicer's Certificates related to the months of October through December 1997, with respect to Series 1997-U, referred to in Section 3.04(b) of, and Exhibit D to, the Agreement, we:

         (i) compared the aggregate amount of Collections processed for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (ii) compared the aggregate amount of Collections allocated to Principal Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iii) compared the aggregate amount of Collections allocated to Finance Charge Receivables for the Due Period for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

        (iv) compared the aggregate Interchange Amounts for the applicable Distribution Date with amounts on schedules prepared by the Servicer and noted agreement;

         (v) recomputed the Invested Percentage of Collections allocated to Principal Receivables for the Due Period and noted agreement;

        (vi) recomputed the Invested Percentage of Collections allocated to Finance Charge Receivables (including Interchange) for the Due Period and noted agreement;

       (vii) recomputed the Invested Percentage with respect to the Investor Default Amount for the Due Period and noted agreement;

      (viii) compared the aggregate amount of drawings or payments, if any, under the Enhancement, required to be made on the next succeeding Distribution Date to amounts on schedules prepared by the Servicer and noted agreement;

        (ix) compared the amount of interest due on the Cash Collateral Account loan required to be paid on the applicable Distribution Date to amounts on schedules prepared by the Servicer and noted agreement; we also noted that Series 1997-U was issued on October 30, 1997, and the interest for the October 1997 Due Period was paid along with the interest from the November 1997 Due Period;

         (x) recomputed the portion of the Monthly Servicing Fee payable from Available Funds and the Interchange Monthly Servicing Fee and summed them to arrive at the Monthly Servicing Fee required to be paid on the next succeeding Distribution Date and noted agreement; we also noted that Series 1997-U was issued on October 30, 1997, and this fee was computed based on a 1-day period for the October 1997 Due Period and paid along with the fee from the November 1997 Due Period;

        (xi) recomputed the aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest based upon the number of days in the applicable Interest Period divided by 360 and the applicable Certificate Rate as provided by the Servicer and noted agreement; we also noted that Series 1997-U was issued on October 30, 1997, and this interest was computed based on an 18-day period for the October 1997 Due Period and was paid along with the interest from the November 1997 Due Period;

       (xii)  compared the aggregate amount payable to Investor
              Certificateholders on the succeeding Distribution Date in respect of principal to amounts on schedules prepared by the Servicer and noted agreement;

      (xiii) recomputed the excess, if any, of the First Chicago Amount over the Aggregate Principal Receivables required to be maintained pursuant to the Agreement and noted agreement;

       (xiv) recomputed the First Chicago Amount for the Due Period divided by Aggregate Principal Receivables for the Due Period and noted agreement;

        (xv) compared the Minimum First Chicago Interest Percentage to the percent found in Section 3 of the Supplement to the Agreement and noted agreement; and

       (xvi) compared the number of newly originated accounts during each preceding calendar month with the corresponding amounts taken from a computer summary report and noted agreement.


     2. With respect to the monthly Certificateholder's Payment Date Statements related to the months of October through December 1997, with respect to Series 1997-U, referred to in Section 5.02(a) of, and Exhibit B to, the Supplement to the Agreement dated as of October 1, 1997, we:

         (i) recomputed the total amount of the distribution to the Class A Certificateholders on the applicable Payment Date, per $1,000 interest, and noted agreement;

        (ii)  recomputed the amount of the distribution set forth in paragraph
              A.1. of the Certificateholder's Payment Date Statement in respect of principal and interest on the Class A Certificates, per $1,000 interest, and noted agreement;

        (iii) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage of each Series, the aggregate amount of Collections of

              Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Investor Certificates of all Series and noted agreement;

        (iv) recomputed, based on amounts on schedules prepared by the Servicer and the applicable Invested Percentage, the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Series 1997-U Certificates and noted agreement;

         (v) compared the aggregate amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates with the amount on schedules prepared by the Servicer and noted agreement;

        (vi) recomputed the amount of Collections of Receivables processed for the Due Period with respect to the applicable Distribution Date which were allocated in respect of the Class A Certificates, per $1,000 interest, and noted agreement;

       (vii) compared the Excess Spread for the Due Period with respect to the applicable Distribution Date to amounts accumulated from schedules prepared by the Servicer and noted agreement;

      (viii) have been informed by management of the Servicer that there were no Reallocated Principal Collections for the Due Period with respect to the applicable Distribution Date allocated in respect of the Class A Certificates;

        (ix) noted, based on amounts on schedules prepared by the Servicer that none of Series 1994-I, 1994-J, 1994-K, 1994-L, 1995-M, 1995-N,
              1995-O, 1995-P, 1996-Q, 1996-R, 1996-S, 1997-T, and 1997-U (for
              the months each respective Series was outstanding during 1997) had a Deficiency of Finance Charge Receivables allocated in respect of the Certificates, and as such, the Excess Finance Charges allocated in respect of the Series 1997-U Certificates was zero;

         (x) have been informed by management of the Servicer that Series 1993-F was in controlled amortization as of the December 1997 Due Period and Series 1994-I fully amortized as of the November 1997 Due Period. Management indicated that the amount of principal collections was sufficient to cover the amount owed to Series 1993-F and 1994-I Certificateholders during the amortization period, and, as such, no sharing of Excess Principal Collections occurred as of the end of the December 1997 Due Period;

        (xi) compared the Aggregate Principal Receivables for the Due Period with respect to the applicable Distribution Date

              (which reflects the Principal Receivables represented by the Exchangeable Seller's Certificate and by the Investor Certificates of all Series) to amounts on schedules prepared by the Servicer and noted agreement for all Certificateholder's Payment Date Statements, except for a difference of $4,706.34 and $4,268.59 in the Certificateholder's Payment Date Statements for the May 1997 and December 1997 Due Periods, respectively, and according to management of the Servicer, the amounts reflected in the Certificateholder's Payment Date Statements are correct;

       (xii) recomputed the amount of Principal Receivables in the Trust represented by the Series 1997-U Certificates (the "Adjusted Invested Amount") by accumulating the total of the Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Adjusted Invested Amount") and the Collateral Invested Amount and noted agreement;

      (xiii) recomputed the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Adjusted Invested Amount") by subtracting the Principal Funding Account Balance from the Class A Invested Amount and noted agreement;

       (xiv) compared the amount of Principal Receivables in the Trust represented by the Series 1997-U Certificates (the "Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xv) compared the amount of Principal Receivables in the Trust represented by the Class A Certificates (the "Class A Invested Amount") for the Due Period with respect to the applicable Distribution Date with the amount on schedules prepared by the Servicer and noted agreement;

       (xvi) recomputed the Invested Percentage with respect to Finance Charge Receivables (including Interchange) and Defaulted Receivables for the Series 1997-U Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xvii) recomputed the Invested Percentage with respect to Principal Receivables for the Series 1997-U Certificates for the Due Period with respect to the applicable Distribution Date and noted agreement;

     (xviii) recomputed the Class A Floating Percentage and the Class A Principal percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xix) recomputed the Collateral Floating Percentage and the Collateral Principal Percentage for the Due Period with respect to the applicable Distribution Date and noted agreement;

       (xx) compared the aggregate amount of outstanding balances in the Accounts which were 30 or more days delinquent as of the end of the Due Period for the applicable Distribution Date to amounts accumulated from the computer reports of the Servicer and noted agreement;

       (xxi) compared the aggregate amount of all Defaulted Receivables written off as uncollectable during the Due Period with respect to the applicable Distribution Date allocable to the Series 1997-U Certificates (the "Investor Default Amount") to amounts on schedules prepared by the Servicer, and noted agreement;

      (xxii) compared the Class A Investor Default Amount and the Collateral Investor Default Amount to the amounts on schedules prepared by the Servicer and noted agreement;

     (xxiii) recomputed the amount of the Class A Investor Charge-Offs per $1,000 interest after reimbursement of any such Class A Investor Charge-Offs for the Due Period with respect to the applicable Distribution Date and noted agreement;

      (xxiv) recomputed, based on amounts on schedules prepared by the Servicer, the amount attributable to Class A Investor Charge-Offs, if any, by which the principal balance of the Certificates exceeds the Class A Invested Amount as of the end of the day on the Record Date with respect to the applicable Distribution Date and noted agreement;

       (xxv) compared the amount of the Collateral Charge-Offs for the Due Period with respect to the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxvi) recomputed the amount of the Monthly Servicing Fee payable from Available Funds by the Trust and the amount of the Interchange Monthly Servicing Fee payable to the Servicer for the applicable Distribution Date and noted agreement; we also noted that Series 1997-U was issued on October 30, 1997, and this fee was computed based on a 1-day period for the October 1997 Due Period;

     (xxvii) compared the amount, if any, withdrawn from the Cash Collateral Account for the applicable Distribution Date (the "Withdrawal Amount") to the applicable amount on schedules prepared by the Servicer and noted agreement;

    (xxviii) compared the amount available to be withdrawn from the Cash Collateral Account as of the end of the day on the applicable Distribution Date, after giving effect to all withdrawals, deposits and payments to be made on such Distribution Date (the "Available Cash Collateral Amount" for the next Distribution Date) to the applicable amount on schedules prepared by the Servicer and noted agreement;

      (xxix) recomputed the Available Cash Collateral Amount as a percentage of the Class A Invested Amount of the Certificates, after giving effect to all reductions thereof on the applicable Distribution Date and noted agreement;

       (xxx) compared the Collateral Invested Amount for the applicable Distribution Date to the amount on schedules prepared by the Servicer and noted agreement;

      (xxxi) recomputed the Collateral Invested Amount, after giving effect to all withdrawals, deposits and payments on the applicable Distribution Date and noted agreement;

     (xxxii) recomputed the total Enhancement for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

    (xxxiii) recomputed the total Enhancement, after giving effect to all withdrawals, deposits and payments, for the applicable Distribution Date based on amounts on schedules prepared by the Servicer and noted agreement;

     (xxxiv) recomputed the Pool Factor as defined by Paragraph C of the Certificateholder's Payment Date Statement and noted agreement;

      (xxxv) noted that Series 1997-U was not in the Accumulation Period, and as such, had not deposited any proceeds from the Principal Funding Account into the Collection Account;

     (xxxvi) noted that Series 1997-U was not in the Accumulation Period, and as such, there were no Excess Principal Funding Investment Proceeds;

    (xxxvii) noted that Series 1997-U was not in the Accumulation Period, and as such, the Principal Funding Account Balance was zero;

   (xxxviii)  have been informed by management of the Servicer that Series
              1997-U was not in controlled amortization, rapid amortization, or deficit controlled amortization through the end of the December 1997 Due Period, and as such, the Deficit Controlled Accumulation Amount indicated was zero for all applicable Due Periods on the Certificateholder's Payment Date Statement;

     (xxxix) noted that Series 1997-U was not in the Accumulation or Rapid Amortization Period, and as such, there was no Reserve Draw Amount; and

        (xl) noted that Series 1997-U was not in the Accumulation or Rapid Amortization Period, and as such, the Reserve Account Balance was zero.

     3. We have received representation from management of the Servicer that during all Due Periods in 1997, various instances of mispostings, delays in the posting of cardholder transactions and system problems occurred related to the processing of cardholder payments and other transactions. These instances may have resulted in the misstatement of the information included on the reports generated from the cardholder accounting system, as well as the information included in each Monthly Servicer's Certificate and each Certificateholder's Payment Date Statement for each Due Period in 1997. We have also received representation from management of the Servicer that all misstatements were corrected when the adjustment was to the benefit of the cardholder. Management's representation also indicated that the aggregate dollar impact of identified mispostings and delays in the posting of cardholder transactions for the entire securitized Portfolio, which were subsequently corrected in the following month, does not exceed $2,392,000. Management has indicated that these mispostings and delays in posting did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. The aggregate dollar impact of system problems for the entire securitized Portfolio was approximately $101,000. These system problems did not result in the forfeiture of finance charge receivables allocable to the Certificateholders. Management has also represented that there are cycle balancing problems relating to two system reports, aggregating $57,288 for August 1997, ($2,158) for September 1997, and $724 for
        October 1997. In management's opinion, these instances of mispostings, delays in the posting of cardholder transactions and system problems are not material, individually or in the aggregate, to the information disclosed in the respective Monthly Servicer's Certificates and Certificateholder's Payment Date Statements.

The foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards. Also, they would not necessarily reveal matters of significance. Accordingly, we make no representations and express no opinion as to: (1) questions of legal interpretation or the sufficiency of the foregoing procedures for your purposes; (2) the sufficiency of the requirements of the Agreement and the Supplement to the Agreement; and (3) the assumptions set forth in the Agreement and the Supplement to the Agreement.

Because the above procedures do not constitute an audit made in accordance with generally accepted auditing standards, we do not express an opinion on the Monthly Servicer's Certificate and the Certificateholder's Payment Date Statement or any of the elements referred to above. Had we performed additional procedures or had we made an audit of the financial statements of the Servicer in accordance with generally accepted auditing standards, other matters might have come to our attention that would have been reported to you. This report relates only to the elements specified above and does not extend to any financial statements of the Servicer taken as a whole.

This report is intended solely for the information of the above addressees in connection with Section 3.06(b) of the Agreement and 5.02(a) of the Supplement to the Agreement, and, without our prior consent, is not to be used, circulated, quoted or otherwise referred to within or without this group for any other purpose. This report is not to be referred to in whole or in part in any document, except that reference may be made to it in the Form 10-K for the First Chicago Master Trust II.

                                                Arthur Andersen LLP
Chicago, Illinois
March 13, 1998